Exhibit 10.16

EXECUTION COPY

OMNIBUS AMENDMENT

TO ABL CREDIT AGREEMENT, U.S. SECURITY AGREEMENT

AND CANADIAN SECURITY AGREEMENT

This OMNIBUS AMENDMENT TO ABL CREDIT AGREEMENT, U.S. SECURITY AGREEMENT AND CANADIAN SECURITY AGREEMENT (this “Amendment”) is dated as of September 15, 2009 and is entered into by and among Affinia Group Intermediate Holdings Inc., a Delaware corporation (“Holdings”), Affinia Group Inc., a Delaware corporation (the “Company”), each other Wholly-Owned Domestic Subsidiary of Holdings set forth on the signature pages hereto as a U.S. Borrower (together with the Company, collectively, the “U.S. Borrowers”), Affinia Canada Holdings Corp., a Canada Corporation (the “Canadian Borrower” and, together with the U.S. Borrowers, the “Borrowers”), each Wholly-Owned Domestic Subsidiary and each Wholly-Owned Canadian Subsidiary that from time to time guarantees any of the Obligations (as hereinafter defined) (together with Holdings, being the “Guarantors” and each a “Guarantor” and the Guarantors, together with the Borrowers being, collectively, the “Credit Parties” and each a “Credit Party”), the financial institutions party hereto (the “Lenders”), and Bank of America, N.A., as a Lender, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”).

RECITALS:

A. The Credit Parties, the Lenders and the Administrative Agent have entered into that certain ABL Credit Agreement dated as of August 13, 2009 (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which, among other things, the Administrative Agent and the Lenders have made and may hereafter make certain loans, advances and other financial accommodations to the Borrowers.

B. The U.S. Credit Parties (as defined in the Credit Agreement) and the Collateral Agent have entered into that certain U.S. Security Agreement dated as of August 13, 2009 (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “U.S. Security Agreement”), pursuant to which, among other things, the U.S. Credit Parties have granted the Collateral Agent a security interest in certain of their assets.

C. The Canadian Credit Parties (as defined in the Credit Agreement) and the Collateral Agent have entered into that certain security agreement dated as of August 13, 2009 (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Canadian Security Agreement”), pursuant to which, among other things, the Canadian Credit Parties have granted the Collateral Agent a security interest in certain of their assets.

D. The Administrative Agent, the Collateral Agent, the Lenders and the Credit Parties have agreed to amend the Credit Agreement, the U.S. Security Agreement and the Canadian Security Agreement to modify certain terms thereof as set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and subject to the terms and conditions set forth herein, the parties hereto hereby agree as follows:

AGREEMENT:

SECTION 1. DEFINITIONS. Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Credit Agreement, the U.S. Security Agreement and the Canadian Security Agreement, as applicable.

SECTION 2. AMENDMENTS TO THE CREDIT AGREEMENT. Effective as of the Amendment Effective Date, the Credit Agreement is hereby amended as set forth below:

2.1 The following defined terms set forth in Section 1.01 of the Credit Agreement are hereby amended as follows:

(a) the definition of “Applicable Margin” is hereby amended to delete the term “US Base Rate Loan” which appears in the pricing grid therein and to substitute the term “Base Rate Loan” therefor;

(b) the definition of “Business Day” is hereby amended to delete the term “Canadian Revolving Loan” which appears in clause (ii) thereof and to substitute the term “Canadian BA Rate Loan” therefor;

(c) the definition of “Canadian Dilution Reserve” is hereby amended to delete the phrase “general lender reserve” which appears therein and to substitute the phrase “general ledger reserve” therefor;

(d) the definition of “Canadian Prime Rate” is hereby amended to delete the phrase “the sum of (i)” which appears in the first sentence thereof;

(e) the definition of “Canadian Qualified Secured Cash Management Agreements” is hereby amended to delete the term “Qualified Cash Management Agreement” which appears therein and to substitute the term “Qualified Secured Cash Management Agreement” therefor;

(f) the definition of “Canadian Qualified Secured Cash Management Agreement Reserve” is hereby amended to delete the phrase “shall subject” which appears in the second sentence thereof and to substitute the phrase “shall be subject” therefor;

(g) the definition of “Canadian Qualified Secured Hedging Agreement Reserve” is hereby amended to (i) delete the term “Secured Hedging Agreement” which appears following the parenthetical in the first sentence thereof and to substitute the term “Hedging Agreement” therefor, (ii) delete the term “Canadian Qualified Hedging Agreement” which appears in the second sentence thereof and to substitute the term “Canadian Qualified Secured Hedging Agreement” therefor, and (iii) delete the phrase “shall subject” which appears in the second sentence thereof and to substitute the phrase “shall be subject” therefor;

(h) the definition of “Consolidated EBITDA” is hereby amended to (i) delete the phrase “consolidated cash interest expense” which appears in clause (i) thereof and to substitute the phrase “consolidated interest expense” therefor and (ii) insert the word “and” prior to clause number “(iv)” which appears therein;

(i) the definition of “Eligible Accounts” is hereby amended to delete the reference to “Section 13.12(a)(v)” which appears in the third sentence of the preamble of such definition and to substitute a reference to “Section 13.12(a)(vi)” therefor;

(j) the definition of “Eligible Inventory” is hereby amended to (i) delete the reference to “Section 13.12(a)(v)” which appears in the third sentence of the preamble of such definition and to substitute a reference to “Section 13.12(a)(vi)” therefor, (ii) delete the phrase “of a Borrower” which appears in the fourth sentence of the preamble of such definition, (iii) delete the phrase “a U.S. Borrowers the Canadian Borrower” which appears in clause (a) of such definition and substitute the phrase “a U.S. Borrower, the Canadian Borrower” therefor, (iv) delete the phrase “not saleable” which appears in clause (f) of such definition and substitute the phrase “not in saleable” therefor, (v) delete the term “Borrower’s” which appears in clause (g) of such definition and substitute the phrase “Borrower’s or a Canadian Subsidiary Guarantor’s” therefor and (vi) delete the term “Perpetual Inventory” which appears in clause (u)(A) of such definition and substitute the phrase “perpetual inventory report” therefor;

(k) the definition of “Guaranteed Party” is hereby amended to delete the terms “Secured Hedging Agreement” and “Secured Cash Management Agreement” which appears therein and to substitute the terms “Qualified Secured Hedging Agreement” and “Qualified Secured Cash Management Agreement”, respectively, therefor;

(l) the definition of “Indebtedness” is hereby amended to (i) delete the phrase “clause (a), (b), (d), (e), (f), (g), (h), (i) or (j)” which appears in clause (c) thereof and substitute the phrase “clause (a), (b), (d), (e), (f), (g), (h) or (i)” therefor and (ii) to amend and restate the parenthetical in the last sentence thereof in its entirety to read as follows:

“(or trade payables which are 90 or more days past due which are being contested in good faith and with respect to which proper reserves have been established and maintained)”;

(m) the definition of “Intercreditor Agreement” is hereby amended to delete the reference to “Section 6.10” which appears therein and to substitute a reference to “Section 13.20” therefor;

(n) the definition of “Lender Default” is hereby amended to delete the “)” which appears in clause (a) thereof after the phrase “good-faith dispute” and to substitute a “,” therefor;

(o) the definition of “Reinvestment Condition” is hereby amended to delete the phrase “within 365 days of the earlier of (a)” which appears in clause (i) thereof and to substitute the phrase “within the earlier of (a) 365 days after” therefor;

(p) the definition of “U.S. Dilution Reserve” is hereby amended to delete the phrase “general lender reserve” which appears therein and to substitute the phrase “general ledger reserve” therefor;

(q) the definition of “U.S. Dollars” is hereby amended to add “, “Dollars”” immediately preceding the phrase “and the sign “$” which appears therein;

(r) the definition of “U.S. Qualified Secured Cash Management Agreements” is hereby amended to delete the term “Qualified Cash Management Agreement” which appears therein and to substitute the term “Qualified Secured Cash Management Agreement” therefor;

(s) the definition of “U.S. Qualified Secured Cash Management Agreement Reserve” is hereby amended to delete the phrase “shall subject” which appears in the second sentence thereof and to substitute the phrase “shall be subject” therefor; and

(t) the definition of “U.S. Qualified Secured Hedging Agreement Reserve” is hereby amended to (i) delete the term “Secured Hedging Agreement” which appears following the parenthetical in the first sentence thereof and to substitute the term “Hedging Agreement” therefor, and (ii) delete the phrase “shall subject” which appears in the second sentence thereof and to substitute the phrase “shall be subject” therefor.

2.2 Section 2.13(b) of the Credit Agreement is hereby amended to delete the phrase “clauses (i) and (ii) above” which appears in the second sentence thereof and to substitute the phrase “clauses (i) and (ii) of the proviso to clause (a) above” therefor.

2.3 Section 3.05 of the Credit Agreement is hereby amended to insert the clause heading “(a)” immediately prior to the first paragraph thereof (after the caption heading thereof).

2.4 Section 4.01(a) of the Credit Agreement is hereby amended to delete the word “Such” which appears as the first word in the last sentence thereof and to substitute the phrase “Each such” therefor.

2.5 Section 5.01(a) of the Credit Agreement is hereby amended to delete the “,” which appears after the phrase “(but subject to payment of amounts set forth in Section 2.11, if applicable” which appears in the first sentence thereof and to substitute a “)” therefor.

2.6 Section 5.02(b)(1) of the Credit Agreement is hereby amended to delete the phrase “100% of” which appears therein.

2.7 Section 5.02(c) of the Credit Agreement is hereby amended to delete the term “US Base Rate Loan” which appears in clause (i) of the last sentence thereof and to substitute the term “Base Rate Loan” therefor.

2.8 Section 6.10 of the Credit Agreement is hereby amended to delete the parenthetical “(as amended, modified, restated and/or supplemented from time to time, the “Intercreditor Agreement”)” which appears therein.

2.9 Section 9.02(c) of the Credit Agreement is hereby amended to add the following sentence at the end of such Section:

“The Administrative Agent shall distribute to the Lenders (including by posting electronic versions thereof to a data site accessible by the Lenders) copies of the reports that it receives pursuant to clauses (i) and (ii) of this Section 9.02(c) promptly after the Administrative Agent’s receipt thereof.”

2.10 The preamble to Section 10 of the Credit Agreement is hereby amended to delete the “.” which appears at the end thereof and to substitute a “;” therefor.

2.11 Section 10.02 of the Credit Agreement is hereby amended to add the following immediately after the phrase “To the extent the Required Lenders” which appears as the lead-in to the first sentence of the final paragraph thereof:

“(or all Lenders, as applicable, in accordance with the terms of Section 13.12)”.

2.12 Section 10.08 of the Credit Agreement is hereby amended to delete the term “Senior Secured Notes Security Collateral” which appears in clause (d) thereof and to substitute the term “Senior Secured Notes Priority Collateral” therefor.

2.13 Section 10.10 of the Credit Agreement is hereby amended to amend and restate the parenthetical which appears at the end of clause (b) thereof in its entirety to read as follows:

“(other than (i) Holdings and (ii) in connection with a merger, consolidation, amalgamation or liquidation of any such Credit Party permitted pursuant to Section 10.02(g))”.

2.14 Section 11.13 of the Credit Agreement is hereby amended to delete the “.” which appears at the conclusion of such Section.

2.15 Section 11.15 of the Credit Agreement is hereby amended to delete the term “Letter of Credit Obligations” which appears in clause (iii) thereof and to substitute the term “Letter of Credit Outstandings” therefor.

2.16 Section 12.10 of the Credit Agreement is hereby amended to (i) delete the terms “Secured Hedging Agreement” and “Secured Cash Management Agreement” which appear in the parentheticals of the first, second and third sentences of clause (a) thereof and in the first parenthetical of clause (b) thereof and to substitute the terms “Qualified Secured Hedging Agreement” and “Qualified Secured Cash Management Agreement”, respectively, therefor and (ii) delete the phrase “, from time to time prior to an Event of Default,” which appears in the final sentence of clause (a) thereof.

2.17 Section 12.12 of the Credit Agreement is hereby amended to (i) delete the term “Letter of Credit Obligation” which appears in the preamble to such Section and (ii) delete the term “Letter of Credit Obligation” which appears in clause (a) thereof and, in each case, to substitute the term “Letter of Credit Outstandings” therefor.

2.18 Section 13.04 of the Credit Agreement is hereby amended to (i) delete the phrase “such consent, in any case” appearing in the parenthetical of clause (w) of the proviso of clause (b) thereof and to substitute the phrase “each such consent, in each case” therefor and (ii) delete the parenthetical which appears in clause (d) thereof and to substitute the parenthetical “(including, without limitation, Sections 2.10, 2.11, 3.06, 5.04, 13.01 and, to the extent owing by such assigning Lender prior to the effectiveness of the assignment of its Revolving Loan Commitment and/or Loans hereunder in accordance with Section 13.04(b), Section 12.06)” therefor.

2.19 Section 13.06(a) of the Credit Agreement is hereby amended to add a “.” at the conclusion of such Section.

2.20 Section 13.08 of the Credit Agreement is hereby amended to delete the “(d)” appearing at the beginning of the last clause thereof and to substitute a “(c)” therefor.

2.21 Section 13.12(c) of the Credit Agreement is hereby amended to delete the terms “Secured Cash Management Agreement” and “Secured Hedging Agreement” which appear in the second sentence thereof and to substitute the terms “Qualified Secured Cash Management Agreement” and “Qualified Secured Hedging Agreement”, respectively, therefor.

2.22 Section 13.22 of the Credit Agreement is hereby amended to delete the terms “Secured Hedging Agreement” and “Secured Cash Management Agreement” which appear in the fourth sentence thereof and to substitute the terms “Hedging Agreement” and “Cash Management Agreement”, respectively, therefor.

2.23 Section 16.02(a) of the Credit Agreement is hereby amended to delete the phrase “Swingline Loans and Agent Advances in accordance with Sections 2.01(b) and (e)” which appears in clause (ii) thereof and to substitute the phrase “Swingline Loans, Agent Advances and Overadvances in accordance with Sections 2.01(b), 2.01(e) and 2.01(f), respectively” therefor.

SECTION 3. AMENDMENT TO THE U.S. SECURITY AGREEMENT. Effective as of the Amendment Effective Date, the U.S. Security Agreement is hereby amended as set forth below:

3.1 Clause (1) of the Preliminary Statements of the U.S. Security Agreement is hereby amended to amend and restate the parenthetical “(as amended, restated, modified, supplemented, refinanced or replaced from time to time, the “Credit Agreement”)” which appears therein in its entirety to read as follows:

“(as amended, restated, modified, supplemented, refinanced or replaced from time to time, the “Credit Agreement”; terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement)”.

3.2 Clause 8 of the Preliminary Statements of the U.S. Security Agreement is hereby amended to amend and restate the definition of “Payment in Full” in its entirety to read as follows:

“‘Paid In Full” and “Payment In Full” shall have the meaning specified in the Intercreditor Agreement.”

3.3 Section 6(c) of the U.S. Security Agreement is hereby amended to replace the reference therein to “Section 8(k)” and to substitute a reference to “Section 8(i)” therefor.

3.4 Section 17(a)(I)(iii) of the U.S. Security Agreement is hereby amended to delete the term “Letter of Credit Obligations” and to substitute the term “Letter of Credit Outstandings” therefor.

SECTION 4. AMENDMENT TO THE CANADIAN SECURITY AGREEMENT. Effective as of the Amendment Effective Date, the Canadian Security Agreement is hereby amended as set forth below:

4.1 Section 1.1 of the Canadian Security Agreement is hereby amended to amend and restate the definition of “Payment in Full” in its entirety to read as follows:

““Paid In Full” and “Payment In Full” shall have the meaning specified in the Intercreditor Agreement (as this term is defined in the Credit Agreement).”

4.2 Section 4.3(9) of the Canadian Security Agreement is hereby amended to replace the reference therein to “Section 4.3(13)” and to substitute a reference to “Sections 4.3(10) and 4.3(11)” therefor.

SECTION 5. CONDITIONS TO EFFECTIVENESS. This Amendment will become effective upon the date upon which the Administrative Agent shall have received fully executed copies of this Amendment executed by the Administrative Agent, the Collateral Agent, the Lenders and the Credit Parties (such date, the “Amendment Effective Date”).

SECTION 6. GENERAL PROVISIONS.

6.1 No Changes. Except as expressly provided in this Amendment, the terms and provisions of the Credit Agreement, the U.S. Security Agreement, the Canadian Security Agreement and each other Credit Document shall remain in full force and effect and are hereby affirmed, confirmed and ratified in all respects. The obligations guaranteed or secured under the Credit Agreement, the U.S. Security Agreement or the Canadian Security Agreement include any obligations and liabilities arising under the Credit Agreement, the U.S. Security Agreement or the Canadian Security Agreement respectively, as amended hereby.

6.2 Attorney’s Fees and Costs. Each of the Credit Parties hereby jointly and severally agrees to reimburse the Administrative Agent for all of its reasonable out-of-pocket legal fees and expenses incurred in the preparation and documentation of this Amendment and related documents.

6.3 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL; OTHER WAIVERS. (a) THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b) EACH CREDIT PARTY HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN THE COUNTY OF NEW YORK, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO THIS AMENDMENT AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH CREDIT PARTY IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR IN THE CREDIT AGREEMENT.

(c) NOTHING HEREIN SHALL LIMIT THE RIGHT OF ADMINISTRATIVE AGENT, THE COLLATERAL AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN ANY OTHER COURT, NOR LIMIT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. NOTHING IN THIS AMENDMENT SHALL BE DEEMED TO PRECLUDE ENFORCEMENT BY ADMINISTRATIVE AGENT OR COLLATERAL AGENT OF ANY JUDGMENT OR ORDER OBTAINED IN ANY FORUM OR JURISDICTION.

(d) EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

6.4 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. This Amendment may also be delivered by facsimile or electronic mail and each signature page hereto delivered by facsimile or electronic mail shall be deemed for all purposes to be an original signatory page.

6.5 Further Assurances. Each Credit Party covenants and agrees that it will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as reasonably may be required by the Administrative Agent, the Collateral Agent or any Lender to effectuate fully the intent of this Amendment.

6.6 Captions. The captions in this Amendment are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this Amendment or any of the provisions hereof.

6.7 References. On or after the Amendment Effective Date, each reference in the Credit Agreement, the U.S. Security Agreement or the Canadian Security Agreement to this “Agreement” or words of like import, and each reference in any Credit Document or any other agreement to the Credit Agreement, the U.S. Security Agreement or the Canadian Security Agreement shall, in each case, unless the context otherwise requires, be deemed to refer to the Credit Agreement, the U.S. Security Agreement and the Canadian Security Agreement, respectively, as amended hereby. This Amendment, on and after the Amendment Effective Date, shall constitute a “Credit Document” for all purposes under the Credit Agreement, the U.S. Security Agreement, the Canadian Security Agreement and the other Credit Documents.

6.8 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.9 Successors and Assigns. This Amendment shall inure to the benefit of the Administrative Agent, the Collateral Agent and the Lenders, their respective successors and assigns and be binding upon the Credit Parties, their successors and assigns.

6.10 No Novation. This Amendment shall not extinguish the Loans or other Obligations outstanding under the Credit Agreement, the U.S. Security Agreement, the Canadian Security Agreement and/or any of the other Credit Documents as in effect prior to the effectiveness of this Amendment. Nothing herein contained shall be construed as a substitution, novation or repayment of the Loans or other Obligations outstanding under the Credit Agreement, the U.S. Security Agreement, the Canadian Security Agreement and/or any of the other Credit Documents as in effect prior to the effectiveness of this Amendment, all of which shall remain outstanding in full force and effect after the effectiveness of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first written above.

Holdings:	AFFINIA GROUP INTERMEDIATE HOLDINGS INC.

	By:	/S/ THOMAS KACZYNSKI
	Name:	THOMAS KACZYNSKI
	Title:	TREASURER

U.S. Borrowers:	AFFINIA GROUP INC.

	By:	/S/ THOMAS KACZYNSKI
	Name:	THOMAS KACZYNSKI
	Title:	TREASURER

AFFINIA INTERNATIONAL HOLDINGS CORP.

	By:	/S/ THOMAS KACZYNSKI
	Name:	THOMAS KACZYNSKI
	Title:	TREASURER

AFFINIA CANADA GP CORP.

	By:	/S/ THOMAS H. MADDEN
	Name:	THOMAS H. MADDEN
	Title:	TREASURER

AFFINIA PRODUCTS CORP LLC

	By:	/S/ THOMAS KACZYNSKI
	Name:	THOMAS KACZYNSKI
	Title:	TREASURER

AUTOMOTIVE BRAKE COMPANY INC.

	By:	/S/ THOMAS KACZYNSKI
	Name:	THOMAS KACZYNSKI
	Title:	TREASURER

[Omnibus Amendment]

Administrative Agent, Collateral Agent and Lenders:	BANK OF AMERICA, N.A., individually as a Lender and as Administrative Agent and Collateral Agent

	By:	/S/ KENNETH D. HORWATH
	Name:	KENNETH D. HORWATH
	Title:	VICE PRESIDENT

BANK OF AMERICA, N.A. (acting through its Canada branch)

By:
Name:
Title:

[Omnibus Amendment]

Administrative Agent, Collateral Agent and Lenders:	BANK OF AMERICA, N.A., individually as a Lender and as Administrative Agent and Collateral Agent

	By:	/S/ KENNETH D. HORWATH
	Name:	KENNETH D. HORWATH
	Title:	VICE PRESIDENT

BANK OF AMERICA, N.A. (acting through its Canada branch), as a Canadian Lender

	By:	/S/ CLARA MCGIBBON
	Name:	CLARA MCGIBBON
	Title:	ASSISTANT VICE PRESIDENT

[Omnibus Amendment]

JPMORGAN CHASE BANK, N.A., individually as a U.S. Lender and a Canadian Lender and as a Co-Documentation Agent

By:	/s/ Robert P. Kellas
Name:	Robert P. Kellas
Title:	Executive Director

BARCLAYS BANK PLC, as a U.S. Lender and a Canadian Lender

By:	/s/ Ritam Bhalla
Name:	Ritam Bhalla
Title:	Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, individually and as a Co-Documentation Agent

By:	/s/ Omayra Laucella
Name:	Omayra Laucella
Title:	Vice President

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Vice President

DEUTSCHE BANK AG, CANADA BRANCH

By:	/s/ Omayra Laucella
Name:	Omayra Laucella
Title:	Vice President

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Vice President

WELLS FARGO FOOTHILL, LLC, individually as a U.S. Lender and as a Co-Syndication Agent

By:	/s/ Sanat Amladi
Name:	Sanat Amladi
Title:	Vice President

WELLS FARGO FOOTHILL CANADA ULC, as a Canadian Lender

By:	/s/ Sanat Amladi
Name:	Sanat Amladi
Title:	Vice President

[Omnibus Amendment]